EXHIBIT 99.1


                                  $402,403,000
                                  (Approximate)
                                   GSAA 2004-9
                     GS Mortgage Securities Corp., Depositor
                       Mortgage Pass-Through Certificates

Overview of the Offered Certificates(1)
---------------------------------------

------------------------------------------------------------------------------------------------------------------------------------
                        Approximate        Expected                              Estimated       Principal
                         Principal          Credit      Initial Pass-Through     Avg. Life     Payment Window        S&P /Moody's
   Certificates         Balance(4)         Support            Rate (5)           (yrs) (2)        (2) (3)          Expected Ratings
------------------------------------------------------------------------------------------------------------------------------------
       A-1(6)          $215,814,000        19.25%           LIBOR + [ ]%            2.25       11/04 - 08/11           AAA/Aaa
       A-2             $116,266,000        19.25%           LIBOR + [ ]%            2.25       11/04 - 08/11           AAA/Aaa
       M-1              $25,703,000        13.00%           LIBOR + [ ]%            4.78       03/08 - 08/11           AA+/Aa2
       M-2              $20,768,000         7.95%           LIBOR + [ ]%            4.69       01/08 - 08/11            AA-/A2
       M-3               $6,168,000         6.45%           LIBOR + [ ]%            4.66       12/07 - 08/11            A+/A3
       M-4               $5,141,000         5.20%           LIBOR + [ ]%            4.64       12/07 - 08/11            A/Baa1
       M-5               $4,935,000         4.00%           LIBOR + [ ]%            4.64       12/07 - 08/11           A-/Baa2
       B-1               $3,495,000         3.15%           LIBOR + [ ]%            4.62       11/07 - 08/11          BBB+/Baa3
       B-2               $4,113,000         2.15%           LIBOR + [ ]%            4.60       11/07 - 08/11           BBB/Ba1
      TOTAL            $402,403,000
------------------------------------------------------------------------------------------------------------------------------------

(1) The principal balances of the Offered Certificates are calculated using the scheduled principal balances of the Mortgage Loans as of the Statistical Calculation Date rolled 1 month forward at 6% CPR.

(2) Assuming payment based on the pricing speeds outlined in "Key Terms - Pricing Prepayment Assumption" and to a 10% Clean-up Call on all Certificates.

(3) The stated final maturity date for the Certificates is the Distribution Date in September 2034.

(4) The initial aggregate principal balance of the Offered Certificates will be subject to an upward or downward variance of no more than approximately 5%.

(5) See the "Structure of the Offered Certificates" section of this Term Sheet for more information on the Pass-Through-Rates of the Offered Certificates.

(6) The Class A-1 Certificates will receive the benefit of a Certificate Insurance Policy issued by the Certificate Insurer.


Selected Mortgage Pool Data (7)
-------------------------------

------------------------------------------------------------------------------------------------------------
                                                         Group I             Group II            Aggregate
------------------------------------------------------------------------------------------------------------
Scheduled Principal Balance:                           $268,644,582        $144,726,381        $413,370,963
Number of Mortgage Loans:                                     1,302                 357               1,659
Average Scheduled Principal Balance:                       $206,332            $405,396            $249,169
Interest Only Loans:                                         100.00%             100.00%             100.00%
Weighted Average Gross Coupon:                                6.721%              6.562%              6.666%
Weighted Average Net Coupon(8):                               6.215%              6.055%              6.159%
Weighted Average Original FICO Score:                           668                 675                 671
Weighted Average Original LTV Ratio:                          81.74%              82.79%              82.11%
Weighted Average Stated Remaining Term (months):                358                 358                 358
Weighted Average Seasoning (months):                              2                   2                   2
Weighted Average Months to Roll(9):                              23                  24                  23
Weighted Average Gross Margin(9):                              5.45%               5.46%               5.45%
Weighted Average Initial Rate Cap(9):                          1.50%               1.50%               1.50%
Weighted Average Periodic Rate Cap(9):                         1.50%               1.50%               1.50%
Weighted Average Gross Maximum Lifetime Rate(9):              13.72%              13.56%              13.67%
------------------------------------------------------------------------------------------------------------

(7) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(8) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing and trustee fees.

(9) Represents the weighted average of the adjustable rate mortgage loans in the mortgage pool.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Features of the Transaction
---------------------------

o The mortgage loans in the transaction consist of Alt-A type, adjustable rate, first lien residential mortgage loans (the "Mortgage Loans") originated or acquired by New Century Mortgage Corporation ("New Century"). 89.22% and 10.78% of the Mortgage Loans have an IO term of 24 and 36 months respectively.

o Credit support for the Certificates will be provided through a senior/subordinate structure, upfront overcollateralization of 2.15%, excess spread and a certificate insurance policy for the Class A-1 Certificates.

o This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, Class M and Class B Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of $215,814,000, a term of 33 months and a ceiling of 10%. (See Appendix A for Interest Rate Corridor details).

o The Mortgage Loans will be serviced by Countrywide Home Loans Servicing after the servicing transfer date of December 2, 2004.

o None of the Mortgage Loans are (a) covered by the Home Ownership and Equity Protection Act of 1994, as amended, (b) classified as "high cost" loans under any other applicable state, federal or local law, or (c) secured by a property in the state of Georgia and originated between October 1, 2002 and March 7, 2003.

o The transaction will be modeled on INTEX as GSAA049 and on Bloomberg as GSAA 04-9.

o The Offered Certificates will be registered under a registration statement filed with the Securities and Exchange Commission.

Time Table
----------

Expected Closing Date:                 October 28, 2004

Cut-off Date:                          October 1, 2004

Statistical Calculation Date:          September 1, 2004

Expected Pricing Date:                 On or before October 6, 2004

First Distribution Date:               November 25, 2004

Key Terms
---------

Offered Certificates:                  Class A, Class M and Class B Certificates

Class A Certificates:                  Class A-1 and Class A-2 Certificates

Class M Certificates:                  Class M-1, Class M-2, Class M-3, Class
                                       M-4 and Class M-5 Certificates

Class B Certificates:                  Class B-1 and Class B-2

Depositor:                             GS Mortgage Securities Corp.

Lead Manager:                          Goldman, Sachs & Co.

Servicer:                              Countrywide Home Loans Servicing LP

Trustee:                               Deutsche Bank National Trust Company

Servicing Fee:                         50 bps

Trustee Fee:                           0.65 bps

Distribution Date:                     25th day of the month or the following
                                       Business Day

Record Date:                           For any Distribution Date, the last
                                       Business Day of the Interest Accrual
                                       Period

Delay Days:                            0 day delay on all Certificates

Prepayment Period:                     The calendar month prior to the
                                       Distribution Date

Due Period:                            The period commencing on the second day
                                       of the calendar month preceding the month in which the Distribution Date occurs and ending on the first day of the calendar month in which Distribution Date occurs.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Day Count:                             Actual/360 basis

Interest Accrual Period:               The prior Distribution Date to the day
                                       prior to the current Distribution Date
                                       except for the initial accrual period for which interest will accrue from the Closing Date.

Certificate Insurer                    Certificate insurance
                                       TBD. The Certificate Insurer
                                       will issue a financial guarantee
                                       policy for the benefit of the
                                       Class A-1 Certificates only (the
                                       "Certificate Insurance Policy").
                                       The Certificate Insurer will
                                       have certain rights with respect
                                       to the transaction as specified
                                       in the Pooling and Servicing
                                       Agreement.

Pricing Prepayment Assumption:         28% CPR.

Group I Mortgage Loans:                Approximately $268,644,582 of Mortgage
                                       Loans with original principal balances
                                       that conform to the original principal
                                       balance limits for one- to four-family
                                       residential mortgage loan guidelines set by both Fannie Mae or Freddie Mac.

Group II Mortgage Loans:               Approximately $144,726,381 of Mortgage
                                       Loans with original principal balances
                                       that may or may not conform to the
                                       original principal balance limits for
                                       one- to four-family residential mortgage loan guidelines set by both Fannie Mae and Freddie Mac.

Excess Spread:                         The initial weighted average net coupon
                                       of the mortgage pool will be greater than the interest payments on the Offered
                                       Certificates, resulting in excess cash
                                       flow calculated in the following manner
                                       based on the collateral as of the
                                       Statistical Calculation Date rolled one
                                       month forward at 6% CPR:

                                       Initial Gross WAC (1):                                                   6.6655%

                                          Less Fees & Expenses (2):                                             0.5485%
                                                                                                            -----------
                                       Net WAC (1):                                                             6.1170%

                                          Less Initial LIBOR Certificate Coupon (Approx.)(1)(3):                2.2843%
                                                                                                            -----------
                                       Initial Excess Spread (1):                                               3.8327%

                                       (1)  This amount will vary on each
                                            distribution date based on changes
                                            to the weighted average interest
                                            rate on the Mortgage Loans as well
                                            as any changes in day count.

                                       (2)  Includes the Servicing Fee, Trustee
                                            Fee and Class A-1 Certificate
                                            Insurance Premium.

                                       (3)  Assumes 1-month LIBOR equal to
                                            1.84%, initial marketing spreads and
                                            a 30-day month. This amount will
                                            vary on each distribution date based
                                            on changes to the weighted average
                                            Pass-Through Rates on the Offered
                                            Certificates as well as any changes
                                            in day count.

Servicer Advancing:                    Yes as to principal and interest, subject
                                       to recoverability.

Compensating Interest:                 The Servicer shall provide Compensating
                                       Interest equal to the lesser of (A) the
                                       aggregate of the prepayment interest
                                       shortfalls on the Mortgage Loans for the related Distribution Date resulting from voluntary principal prepayments on the
                                       Mortgage Loans during the related
                                       Prepayment Period and (B) its aggregate
                                       Servicing Fee received for the related
                                       Distribution Date. No compensating
                                       interest will be paid in November and
                                       December 2004.

Optional Clean-up Call:                The transaction has a 10% optional
                                       clean-up call.

Rating Agencies:                       Standard & Poor's Ratings Group and
                                       Moody's Investors Service, Inc. will rate all the Offered Certificates.

Minimum Denomination:                  $25,000 with regard to Class A
                                       Certificates, and $50,000 with regard to the Class M and B Certificates.

Legal Investment:                      It is anticipated that Class A-1, Class
                                       A-2, Class M-1 and Class M-2 will be
                                       SMMEA eligible.

ERISA Eligible:                        Underwriter's exemption is expected to
                                       apply to the Offered Certificates.
                                       However, prospective purchasers should
                                       consult their own counsel.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Tax Treatment:                         All Offered Certificates represent REMIC
                                       regular interests and, to a limited
                                       extent, interests in certain basis risk
                                       interest carryover payments pursuant to
                                       the payment priorities in the
                                       transaction; which interest in certain
                                       basis risk interest carryover payments
                                       will be treated for tax purposes as an
                                       interest rate cap contract.

Prospectus:                            The Offered Certificates will be offered
                                       pursuant to a prospectus supplemented by a prospectus supplement (together, the
                                       "Prospectus"). Complete information with respect to the Offered Certificates and the collateral securing them will be contained in the Prospectus. The information herein is qualified in its entirety by the information appearing in the Prospectus. To the extent that the information herein is inconsistent with the Prospectus, the Prospectus shall govern in all respects. Sales of the Offered Certificates may not be consummated unless the purchaser has received the Prospectus.

                                       PLEASE SEE "RISK FACTORS" IN THE
                                       PROSPECTUS FOR A DESCRIPTION OF
                                       INFORMATION THAT SHOULD BE CONSIDERED IN
                                       CONNECTION WITH AN INVESTMENT IN THE
                                       OFFERED CERTIFICATES.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Structure of the Offered Certificates
-------------------------------------

Description of Principal and Interest Distributions

Principal will be paid as described under the section of "Principal Distributions on the Certificates". Prior to the Step-Down Date all principal collected or advanced on the Mortgage Loans will be paid to the Offered Certificates as described herein. On or after the Step-Down Date, so long as no Trigger Event is in effect, the Offered Certificates will be paid, in order of seniority, principal only to the extent necessary to maintain their credit enhancement target. Excess interest will be available to support the overcollateralization target (which is one component of the credit support available to the Certificateholders).

Interest will be paid monthly, on all of the Offered Certificates, at a rate of one month LIBOR plus a margin that will step up after the Optional Clean-up Call date, subject to the WAC Cap, and in the case of the Class A Certificates, a loan group cap. The interest paid to each class will be reduced by prepayment interest shortfalls not covered by compensating interest and shortfalls resulting from the application of the Servicemembers Civil Relief Act, (or any similar state statute) allocated to such class. Any reductions in the Pass Through-Rate attributable to the WAC Cap or the applicable Loan Group Cap will be carried forward with interest at the applicable Pass Through-Rate as described below and will be payable after payment of all required principal payments on such future Distribution Dates.

Definitions

Credit Enhancement. The Offered Certificates are credit enhanced by (1) the Net Monthly Excess Cash Flow from the Mortgage Loans, (2) 2.15% overcollateralization (funded upfront) (after the Step-Down Date, so long as a Trigger Event is not in effect, the required overcollateralization will equal 4.30% of the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period, subject to a floor equal to 0.50% of the aggregate initial balance of the Mortgage Loans as of the Cut-off Date), (3) subordination of distributions on the more subordinate classes of certificates to the required distributions on the more senior classes of certificates, and
(4) a Certificate Insurance Policy for the Class A-1 Certificates.

Credit Enhancement Percentage. For any Distribution Date, the percentage obtained by dividing (x) the aggregate Certificate principal balance of the subordinate certificates (including any overcollateralization and taking into account the distributions of the Principal Distribution Amount for such Distribution Date) by (y) the aggregate scheduled principal balance of the Mortgage Loans as of the last day of the related Due Period.

Step-Down Date. The earlier of (A) the date on which the principal balance of the Class A Certificates has been reduced to zero and (B) the later to occur of:

(x) the Distribution Date occurring in November 2007; and

(y) the first Distribution Date on which the Credit Enhancement Percentage for the Class A Certificates is greater than or equal to 38.50%.

------------------------------------------------------------------------------------------------------
          Class            Initial Subordination Percentage             Step-Down Date Percentage
------------------------------------------------------------------------------------------------------
            A                           19.25%                                   38.50%
------------------------------------------------------------------------------------------------------
           M-1                          13.00%                                   26.00%
------------------------------------------------------------------------------------------------------
           M-2                           7.95%                                   15.90%
------------------------------------------------------------------------------------------------------
           M-3                           6.45%                                   12.90%
------------------------------------------------------------------------------------------------------
           M-4                           5.20%                                   10.40%
------------------------------------------------------------------------------------------------------
           M-5                           4.00%                                    8.00%
------------------------------------------------------------------------------------------------------
           B-1                           3.15%                                    6.30%
------------------------------------------------------------------------------------------------------
           B-2                           2.15%                                    4.30%
------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Trigger Event. A Trigger Event is in effect on any Distribution Date if (i) on that Distribution Date the 60 Day+ Rolling Average equals or exceeds [23.00]% of the prior period's Credit Enhancement Percentage for the Class A Certificates to be specified in the Prospectus (the 60 Day+ Rolling Average will equal the rolling 3 month average percentage of Mortgage Loans that are 60 or more days delinquent, including loans in foreclosure, all REO Property and Mortgage Loans where the mortgagor has filed for bankruptcy) or (ii) during such period the aggregate amount of realized losses incurred since the Cut-off Date through the last day of the related prepayment period divided by the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-off Date (the "Cumulative Realized Loss Percentage") exceeds the amounts set forth below:

-----------------------------------------------------------------------------------------------------------------------------------
          Distribution Dates                                  Cumulative Realized Loss Percentage
-----------------------------------------------------------------------------------------------------------------------------------
     November 2007 - October 2008         [3.25]% for the first month, plus an additional 1/12th of 1.000% for each month thereafter (e.g., approximately [3.333]% in December 2007)
-----------------------------------------------------------------------------------------------------------------------------------
     November 2008 - October 2009         [4.25]% for the first month, plus an additional 1/12th of 0.750% for each month thereafter (e.g., approximately [4.313]% in December 2008)
-----------------------------------------------------------------------------------------------------------------------------------
     November 2009 - October 2010         [5.00]% for the first month, plus an additional 1/12th of 0.250% for each month thereafter (e.g., approximately [5.021]% in December 2009)
-----------------------------------------------------------------------------------------------------------------------------------
     November 2010 and thereafter                                            [5.25]%
-----------------------------------------------------------------------------------------------------------------------------------

Step-Up Coupons. For all Offered Certificates the coupon will increase after the Optional Clean-Up Call date is first exercisable, should the call not be exercised. The margin for the Class A Certificates will increase to 2 times the margin at issuance and the margin for the Class M and Class B Certificates will increase to 1.5 times the margin at issuance.

Class A-1 Pass-Through Rate. The Class A-1 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group I Cap, and (iii) the WAC Cap.

Class A-2 Pass-Through Rate. The Class A-2 Certificates will accrue interest at a variable rate equal to the least of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable),
(ii) the Loan Group II Cap, and (iii) the WAC Cap.

Class M-1 Pass-Through Rate. The Class M-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-2 Pass-Through Rate. The Class M-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-3 Pass-Through Rate. The Class M-3 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-4 Pass-Through Rate. The Class M-4 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class M-5 Pass-Through Rate. The Class M-5 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-1 Pass-Through Rate. The Class B-1 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.

Class B-2 Pass-Through Rate. The Class B-2 Certificates will accrue interest at a variable rate equal to the lesser of (i) one-month LIBOR plus [ ]% ([ ]% after the first distribution date on which the Optional Clean-up Call is exercisable) and (ii) the WAC Cap.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day count basis). In the case of the A-1 Certificates, less the Servicing Fee, Trustee Fee and class A-1 certificate premium (calculated on an actual/360 day count basis).

Realized Losses. With respect to any defaulted Mortgage Loan that is liquidated, the amount of loss realized equal to the portion of the principal balance remaining unpaid after application of all liquidation proceeds, insurance proceeds and condemnation awards, net of amounts reimbursable to the Servicer for the related advances and the applicable servicing fees and trustee fees in respect of such Mortgage Loan.

Loan Group I Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group I Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee, Trustee Fee and class A-1 certificate premium (calculated on an actual/360 day basis).

Loan Group II Cap. As to any Distribution Date a per annum rate equal to the weighted average gross rate of the Group II Mortgage Loans in effect on the beginning of the related Due Period less the Servicing Fee and Trustee Fee (calculated on an actual/360 day basis).

Class A-1 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-1 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group I Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group I Cap or WAC Cap; (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group I or WAC Cap). In the event any Class A-1 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class A-2 Basis Risk Carry Forward Amount. As to any Distribution Date, the supplemental interest amount for the Class A-2 Certificates will equal the sum of: (i) the excess, if any, of interest that would otherwise be due on such class of certificates at the corresponding Pass-Through Rate (without regard to the Loan Group II Cap or WAC Cap) over interest due on such class of certificates at a rate equal to the lesser of the Loan Group II Cap or WAC Cap;
(ii) any Basis Risk Carry Forward Amount for such class remaining unpaid from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the corresponding Pass-Through Rate (without regard to the Loan Group II or WAC
Cap). In the event any Class A-2 Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Class M and Class B Basis Risk Carry Forward Amounts. As to any Distribution Date, the supplemental interest amount for each of the Class M and Class B Certificates will equal the sum of (i) the excess, if any, of interest that would otherwise be due on such class of certificates at such certificates' applicable Pass-Through Rate (without regard to the WAC Cap) over interest due on such class of certificates at a rate equal to the WAC Cap, (ii) any Basis Risk Carry Forward Amount for such class remaining unpaid for such certificate from prior Distribution Dates, and (iii) interest on the amount in clause (ii) at the certificates' applicable Pass-Through Rate (without regard to the WAC
Cap). In the event any Class M or Class B Certificates are no longer outstanding, the applicable Certificateholders will not be entitled to receive Basis Risk Carry Forward Amounts for that class of certificates.

Interest Distributions on the Offered Certificates. On each Distribution Date, interest distributions from the Interest Remittance Amount will be allocated as follows:

      (i)   Concurrently,

            (A) from Interest Remittance Amounts related to the Group I Mortgage Loans sequentially,

                        (1) to the Class A-1 certificate insurer, any accrued and unpaid premium payable to the Class A-1 certificate insurer for that Distribution Date; (2) to the Class A-1 certificates, the related Accrued Certificate Interest and Unpaid Interest Amounts for the Class A-1 certificates; and (3) to the Class A-1 certificate insurer, reimbursements for any prior unreimbursed draws under the Class A-1 certificate insurance policy for either interest or principal payments on the Class A-1 certificates, as well as all other amounts owed to the Class A-1 certificate insurer;



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

            (B) From the Interest Remittance Amounts related to the Group II Mortgage Loans, to the Class A-2 Certificates, their Accrued Certificate Interest and any unpaid Accrued Certificate Interest from prior Distribution Dates;

            provided, that if the Interest Remittance Amount for either group of Mortgage Loans is insufficient to make the related payments set forth in clause (A) or (B) above, any Interest Remittance Amount relating to the other group of Mortgage Loans remaining after making the related payments set forth in clause (A) or (B) above will be available to cover that shortfall;

      (ii) from any remaining Interest Remittance Amounts to the Class M Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest, and

      (iii) from any remaining Interest Remittance Amounts to the Class B Certificates, sequentially, in ascending numerical order, their Accrued Certificate Interest.

Principal Distributions on the Offered Certificates. On each Distribution Date
(a) prior to the Step-Down Date or (b) on which a Trigger Event is in effect, in the following order of priority the Principal Distribution Amount will be allocated:

(a)   Concurrently,

      (i) to the Class A-1 Certificates, the Group I Principal Distribution Amount, until their Certificate principal balance has been reduced to zero,

      (ii) to the Class A-2 Certificates, the Group II Principal Distribution Amount, until their Certificate principal balance has been reduced to zero,

(b) to the Class A-1 certificate insurer, reimbursements for unreimbursed draws under the Class A-1 certificate insurance policy for principal payments to the Class A-1 certificates; and

(c) the portion of the available Principal Distribution Amount for both loan groups remaining after making the distributions described above in paragraph (a) will be distributed in the following order of priority:

      (i) to the Class M Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero, and

      (ii) to the Class B Certificates, sequentially, in ascending numerical order, until the certificate principal balances thereof have been reduced to zero.

On each Distribution Date (a) on or after the Stepdown Date and (b) on which a Trigger Event is not in effect, the principal distributions from the Principal Distribution Amount will be allocated in the following order of priority:

(a)   Concurrently,

      (i) to the Class A-1 Certificates, the lesser of the Group I Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-1 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, until the Certificate Principal Balance of each such Class has been reduced to zero,

      (ii) to the Class A-2 Certificates, the lesser of the Group II Principal Distribution Amount and the portion of the Class A Principal Distribution Amount attributable to the Class A-2 Certificates, determined in accordance with the Class A Principal Allocation Percentage for these classes, until the Certificate Principal Balance of each such Class has been reduced to zero,

(b) to the Class A-1 certificate insurer, reimbursements for unreimbursed draws under the Class A-1 certificate insurance policy for principal payments to the Class A-1 certificates;



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

(c) to the Class M-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-1 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(d) to the Class M-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-2 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(e) to the Class M-3 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-3 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(f) to the Class M-4 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-4 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(g) to the Class M-5 Certificates, the lesser of the remaining Principal Distribution Amount and the Class M-5 Principal Distribution Amount, until the Certificate Principal Balance of such class has been reduced to zero,

(h) to the Class B-1 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-1 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero, and

(i) to the Class B-2 Certificates, the lesser of the remaining Principal Distribution Amount and the Class B-2 Principal Distribution Amount, until the Certificate Principal Balance thereof has been reduced to zero.

Allocation of Net Monthly Excess Cashflow. For any Distribution Date, any Net Monthly Excess Cashflow shall be paid as follows:

       (i) to the Class A-1 certificate insurer, reimbursements for any remaining prior unreimbursed draws under the Class A-1 certificate insurance policy for either interest or principal payments to the Class A-1 certificates, as well as other amounts owed to the Class A-1 certificate insurer;

       (ii) to the Class M-1 Certificates, their unpaid interest shortfall amount,

       (iii) to the Class M-2 Certificates, their unpaid interest shortfall amount,

       (iv) to the Class M-3 Certificates, their unpaid interest shortfall amount,

       (v) to the Class M-4 Certificates, their unpaid interest shortfall amount,

       (vi) to the Class M-5 Certificates, their unpaid interest shortfall amount,

       (vii) to the Class B-1 Certificates, their unpaid interest shortfall amount,

       (viii) to the Class B-2 Certificates, their unpaid interest shortfall amount,

       (ix) concurrently, any Class A-1 Basis Risk Carry Forward Amount to the Class A-1 Certificates, any Class A-2 Basis Risk Carry Forward Amount to the Class A-2 Certificates, pro rata based on their respective Class A certificate principal balances,

       (x) sequentially, to Classes M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates any Basis Risk Carry Forward Amount for such classes,

       (xi) sequentially to the Class A-1 Certificates, from any available Interest Rate Cap payments, up to their respective remaining Basis Risk Carry Forward Amount, then pro rata to the Class M-1, M-2, M-3, M-4, M-5, B-1 and B-2 Certificates based on certificate principal balances, from any available Interest Rate Cap payments, up to their respective remaining Basis Risk Carry Forward Amounts.

Once realized losses are allocated sequentially to the Class B-2, Class B-1, Class M-5, Class M-4, Class M-3, Class M-2 and Class M-1 Certificates, their certificate principal balances will be permanently reduced by the amount so allocated, and no amounts will be distributable with respect to such written down amounts on that Distribution Date or any future Distribution Date. From and after the Distribution Date on which the aggregate certificate principal



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

balances of the Class M-1, M-2, M-3, M-4, M5, B-1 and B-2 Certificates and the notional balance of the Class X Certificates have been reduced to zero, any principal distributions allocated to the Class A Certificates are required to be allocated pro rata to the Class A Certificates, based on their respective certificate principal balances.

Class A Principal Allocation Percentage. For any Distribution Date, the percentage equivalent of a fraction, determined as follows: (i) in the case of the Class A-1 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group I Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date; and
(ii) in the case of the Class A-2 Certificates, the numerator of which is (x) the portion of the Principal Remittance Amount for such Distribution Date that is attributable to principal received or advanced on the Group II Mortgage Loans and the denominator of which is (y) the Principal Remittance Amount for such Distribution Date.

Interest Remittance Amount on the Offered Certificates. For any Distribution Date, the portion of funds available for distribution on such Distribution Date attributable to interest received or advanced on the Mortgage Loans less the servicing fees and the trustee fees.

Accrued Certificate Interest. For any Distribution Date and each class of Offered Certificates, equals the amount of interest accrued during the related Interest Accrual Period on the related Class Certificate Balance immediately prior to such Distribution Date (or the Closing Date in the case of the first Distribution Date) at the related Pass-Through Rate, as reduced by any prepayment interest shortfalls and any shortfalls resulting from the application of the Servicemembers Civil Relief Act (or any similar state statutes).

Principal Distribution Amount on the Offered Certificates. On any Distribution Date, the sum of (i) the Basic Principal Distribution Amount and (ii) the Extra Principal Distribution Amount.

Basic Principal Distribution Amount. On any Distribution Date, the excess of (i) the aggregate Principal Remittance Amount over (ii) the Excess Subordinated Amount, if any.

Group I Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group I Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-1 Certificates.

Group II Principal Distribution Amount. On any Distribution Date, the portion of the Principal Distribution Amount attributable to the Group II Mortgage Loans, determined in accordance with the Class A Principal Allocation Percentage for the Class A-2 Certificates.

Principal Remittance Amount. On any Distribution Date, the sum of

      (i) all scheduled payments of principal due during the related Due Period and received by the Servicer on or prior to the related determination date or advanced by the Servicer for the related servicer remittance date,

      (ii) the principal portion of all partial and full prepayments received during the related prepayment period,

      (iii) the principal portion of all net liquidation proceeds, net condemnation proceeds and net insurance proceeds received during the month prior to the month during which such Distribution Date occurs,

      (iv) the principal portion of the repurchase price for any repurchase price for any repurchased Mortgage Loans, that were repurchased during the period from the servicer remittance date prior to the prior Distribution Date (or from the Closing Date in the case of the first Distribution Date) through the servicer remittance date prior to the current Distribution Date,

      (v) the principal portion of substitution adjustments received in connection with the substitution of a Mortgage Loan as of such Distribution Date, and

      (vi) the principal portion of the termination price if the Optional Clean-Up Call is exercised.

Net Monthly Excess Cashflow. For any Distribution Date is the amount of available funds for such Distribution Date remaining after making all payments of interest and principal to the certificates.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Extra Principal Distribution Amount. For any Distribution Date, the lesser of
(i) the excess of (x) interest collected or advanced on the Mortgage Loans during the related Due Period (less servicing fees and trustee fees) and available for distribution on such Distribution Date, over (y) the sum of interest payable on the Offered Certificates on such Distribution Date and (ii) the overcollateralization deficiency amount for such Distribution Date.

Excess Subordinated Amount. For any Distribution Date, means the excess, if any of (i) the actual overcollateralization, and (ii) the required overcollateralization for such Distribution Date.

Class A Principal Distribution Amount. An amount equal to the excess of: (x) the aggregate Certificate Principal Balance of the Class A Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 61.50% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date) and (B) the Certificate Principal Balance of the Class M-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 74.00% (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), and (C) the Certificate Principal Balance of the Class M-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 84.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-3 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), and (D) the Certificate Principal Balance of the Class M-3 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 87.10% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class M-4 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), and (E) the Certificate Principal Balance of the Class M-4 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 89.60% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Class M-5 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), and (F) the Certificate Principal Balance of the Class M-5 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 92.00% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-1 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), and (G) the Certificate Principal Balance of the Class B-1 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 93.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.

Class B-2 Principal Distribution Amount. An amount equal to the excess of: (x) the sum of: (A) the aggregate Certificate Principal Balance of the Class A Certificates (after taking into account the payment of the Class A Principal Distribution Amount on such Distribution Date), (B) the Certificate Principal Balance of the Class M-1 Certificates (after taking into account the payment of the Class M-1 Principal Distribution Amount on such Distribution Date), (C) the Certificate Principal Balance of the Class M-2 Certificates (after taking into account the payment of the Class M-2 Principal Distribution Amount on such Distribution Date), (D) the Certificate Principal Balance of the Class M-3 Certificates (after taking into account the payment of the Class M-3 Principal Distribution Amount on such Distribution Date), (E) the Certificate Principal Balance of the Class M-4 Certificate Principal Balance of the Class M-4 Certificates (after taking into account the payment of the Class M-4 Principal Distribution Amount on such Distribution Date), (F) the Certificate Principal Balance of the Class M-5 Certificate Principal Balance of the Class M-5 Certificates (after taking into account the payment of the Class M-5 Principal Distribution Amount on such Distribution Date), (G) the Certificate Principal Balance of the Class B-1 Certificate Principal Balance of the Class B-1 Certificates (after taking into account the payment of the Class B-1 Principal Distribution Amount on such Distribution Date), and (H) the Certificate Principal Balance of the Class B-2 Certificates immediately prior to such Distribution Date, over (y) the lesser of: (A) the product of (i) approximately 95.70% and (ii) the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date, and (B) the excess, if any, of the aggregate scheduled principal balance of the Mortgage Loans for such Distribution Date over 0.50% of the aggregate scheduled principal balance of the Mortgage Loans as of the Cut-Off Date.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Remaining Prepayment Penalty Term by Product Type(1)
-------------------------------------------------

Product       No Penalty    0-12 Months   13-24 Months   25-36 Months  37-48 Months   49-60 Months      Total
-----------   -----------   -----------   ------------   -----------   ------------   ------------   ------------
2 Year ARM    $60,413,768   $11,978,647   $296,407,554            $0             $0             $0   $368,799,968
3 Year ARM     $6,393,036    $1,213,650     $1,902,750   $35,061,559             $0             $0    $44,570,995
-----------   -----------   -----------   ------------   -----------   ------------   ------------   ------------
TOTAL         $66,806,804   $13,192,297   $298,310,304   $35,061,559             $0             $0   $413,370,963
===========   ===========   ===========   ============   ===========   ============   ============   ============


Product      No Penalty     0-12 Months    13-24 Months    25-36 Months    37-48 Months    49-60 Months
----------    ----------    -----------    ------------    ------------    ------------    ------------
2 Year ARM         14.61%          2.90%          71.70%           0.00%           0.00%           0.00%
3 Year ARM          1.55%          0.29%           0.46%           8.48%           0.00%           0.00%
----------    ----------    -----------    ------------    ------------    ------------    ------------
TOTAL              16.16%          3.19%          72.17%           8.48%           0.00%           0.00%
==========    ==========    ===========    ============    ============    ============    ============

(1) All percentages calculated herein are percentages of scheduled principal balance as of the Statistical Calculation Date unless otherwise noted.



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Breakeven CDR Table for the Subordinate Certificates
----------------------------------------------------

      The assumptions for the breakeven CDR table below are as follows:

o The Pricing Prepayment Assumptions (as defined on page 3 above) are applied

o     1-month and 6-month Forward LIBOR curves (as of close on September 30,
      2004) are used

o     35% loss severity

o     There is a 6 month lag in recoveries

o Priced to call with collateral losses calculated through the life of the applicable bond

o Certificates are priced at par except for B-1 Certificates, priced at 98.766%, and B-2 Certificates, priced at 75.516%.

o All payments are assumed to be made on the 25th of the month regardless of business days.

                                          ---------------------------------------------------------------------------------------
                                                  First Dollar Loss                Libor Flat                    0% Return
---------------------------------------------------------------------------------------------------------------------------------
   Class M-1      CDR                                           30.55                        30.90                         32.99

                  Yield (%)                                    4.1549                       3.5078                        0.0118

                  WAL                                            3.58                         3.57                          3.37

                  Modified Duration                              3.33                         3.34                          3.24

                  Principal Window                      May08 - May08                May08 - May08                 Mar08 - Mar08

                  Principal Writedown                5,532.89 (0.02%)           640,663.94 (2.49%)         3,589,498.21 (13.97%)

                  Total Collat Loss            66,952,555.87 (16.28%)       67,521,597.43 (16.42%)        69,791,094.30 (16.97%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-2      CDR                                           19.27                        19.81                         21.23

                  Yield (%)                                    4.8698                       3.7077                        0.0087

                  WAL                                            4.41                         4.31                          4.11

                  Modified Duration                              3.97                         3.93                          3.91

                  Principal Window                      Mar09 - Mar09                Feb09 - Feb09                 Jan09 - Jan09

                  Principal Writedown                8,719.35 (0.04%)         1,115,877.55 (5.37%)         4,159,982.61 (20.03%)

                  Total Collat Loss            50,208,278.98 (12.21%)       51,013,776.13 (12.40%)        53,546,389.96 (13.02%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-3      CDR                                           16.55                        16.71                         17.17

                  Yield (%)                                    5.0846                       3.8118                        0.0214

                  WAL                                            4.66                         4.65                          4.49

                  Modified Duration                              4.16                         4.17                          4.15

                  Principal Window                      Jun09 - Jun09                Jun09 - Jun09                 May09 - May09

                  Principal Writedown                1,480.34 (0.02%)           401,678.98 (6.51%)         1,414,164.00 (22.93%)

                  Total Collat Loss            45,197,649.85 (10.99%)       45,552,512.56 (11.08%)        46,304,005.96 (11.26%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-4      CDR                                           14.48                        14.65                         14.99

                  Yield (%)                                    5.5532                       3.8945                        0.0403

                  WAL                                            4.83                         4.81                          4.70

                  Modified Duration                              4.23                         4.25                          4.29

                  Principal Window                      Aug09 - Aug09                Aug09 - Aug09                 Aug09 - Aug09

                  Principal Writedown               22,438.86 (0.44%)           471,514.70 (9.17%)         1,365,201.40 (26.56%)

                  Total Collat Loss             40,945,706.28 (9.96%)       41,344,115.89 (10.05%)        42,135,829.40 (10.25%)
---------------------------------------------------------------------------------------------------------------------------------
   Class M-5      CDR                                           12.57                        12.75                         13.09

                  Yield (%)                                    5.7313                       3.9179                        0.0430

                  WAL                                            5.08                         5.05                          4.82

                  Modified Duration                              4.40                         4.42                          4.40

                  Principal Window                      Nov09 - Nov09                Nov09 - Nov09                 Oct09 - Oct09

                  Principal Writedown               16,123.73 (0.33%)          511,842.81 (10.37%)         1,372,994.92 (27.82%)

                  Total Collat Loss             36,950,005.39 (8.98%)        37,396,043.20 (9.09%)         38,037,738.23 (9.25%)
---------------------------------------------------------------------------------------------------------------------------------


This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                                           -------------------------------------------------------------------------------------
                                                   First Dollar Loss                 Libor Flat                  0% Return
--------------------------------------------------------------------------------------------------------------------------------
      Class B-1      CDR                                        11.29                         11.52                       11.73

                     Yield (%)                                 7.0919                        3.9391                      0.0407

                     WAL                                         5.24                          5.09                        4.90

                     Modified Duration                           4.38                          4.34                        4.38

                     Principal Window                   Jan10 - Jan10                 Dec09 - Dec09               Dec09 - Dec09

                     Principal Writedown            18,361.07 (0.53%)           621,983.49 (17.80%)       1,220,660.96 (34.93%)

                     Total Collat Loss          34,062,753.68 (8.28%)         34,483,641.75 (8.39%)       35,019,790.42 (8.52%)
--------------------------------------------------------------------------------------------------------------------------------
      Class B-2      CDR                                         9.94                         10.48                       10.63

                     Yield (%)                                13.3452                        3.8587                      0.1571

                     WAL                                         5.41                          4.72                        4.44

                     Modified Duration                           4.22                          4.24                        4.28

                     Principal Window                   Mar10 - Mar10                 Feb10 - Feb10               Feb10 - Feb10

                     Principal Writedown             5,642.68 (0.14%)         1,777,888.61 (43.23%)       2,234,623.55 (54.33%)

                     Total Collat Loss          30,813,811.70 (7.49%)         32,105,620.29 (7.81%)       32,501,866.60 (7.90%)
--------------------------------------------------------------------------------------------------------------------------------



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

WAC Cap. The information in the following table has been prepared in accordance with the following assumptions (i) one-month LIBOR and six-month LIBOR remain constant at 20.00%, and (ii) prepayments on the mortgage loans occur at the Pricing Prepayment Assumption. It is highly unlikely, however, that prepayments on the mortgage loans will occur at the Pricing Prepayment Assumption or at any other constant percentage. There is no assurance, therefore, of whether or to what extent the actual mortgage rates on the mortgage loans on any distribution date will conform to the corresponding rate set forth for that distribution date in the following table.



                      Group I        Group II       Sub Class                           Group I        Group II       Sub Class
Distribution        AAA Avail.      AAA Avail.        Avail.      Distribution        AAA Avail.      AAA Avail.        Avail.
    Date           Funds Cap (%)   Funds Cap (%)   Funds Cap(%)       Date           Funds Cap (%)   Funds Cap (%)   Funds Cap(%)
------------      --------------  --------------   ------------   ------------      --------------  --------------   ------------
 25-Nov-04             11.20            6.68           6.60        25-Oct-08             16.08           15.94          12.89
 25-Dec-04             10.02            6.24           6.16        25-Nov-08             15.56           15.43          12.47
 25-Jan-05             10.04            6.04           5.96        25-Dec-08             16.08           15.94          12.89
 25-Feb-05             10.06            6.05           5.96        25-Jan-09             15.57           15.44          12.48
 25-Mar-05             10.06            6.70           6.60        25-Feb-09             15.71           15.59          12.61
 25-Apr-05             10.09            6.06           5.96        25-Mar-09             17.41           17.30          13.98
 25-May-05             10.11            6.27           6.16        25-Apr-09             15.72           15.62          12.63
 25-Jun-05             10.13            6.07           5.96        25-May-09             16.24           16.14          13.05
 25-Jul-05             10.14            6.28           6.16        25-Jun-09             15.72           15.62          12.63
 25-Aug-05             10.17            6.09           5.96        25-Jul-09             16.25           16.15          13.06
 25-Sep-05             10.19            6.09           5.96        25-Aug-09             15.82           15.73          12.72
 25-Oct-05             10.20            6.31           6.16        25-Sep-09             15.82           15.75          12.73
 25-Nov-05             10.24            6.11           5.96        25-Oct-09             16.35           16.28          13.16
 25-Dec-05             10.24            6.32           6.16        25-Nov-09             15.82           15.75          12.73
 25-Jan-06             10.28            6.13           5.96        25-Dec-09             16.35           16.28          13.16
 25-Feb-06             10.30            6.14           5.96        25-Jan-10             15.82           15.75          12.73
 25-Mar-06             10.28            6.81           6.60        25-Feb-10             15.82           15.75          12.73
 25-Apr-06             10.35            6.16           5.96        25-Mar-10             17.53           17.45          14.10
 25-May-06             10.36            6.38           6.16        25-Apr-10             15.82           15.76          12.73
 25-Jun-06             10.41            6.18           5.96        25-May-10             16.35           16.28          13.16
 25-Jul-06             10.41            6.41           6.16        25-Jun-10             15.82           15.76          12.73
 25-Aug-06             10.32            7.56           7.26        25-Jul-10             16.35           16.28          13.16
 25-Sep-06             10.34            7.57           7.26        25-Aug-10             15.83           15.76          12.73
 25-Oct-06             10.33            7.85           7.50        25-Sep-10             15.83           15.76          12.73
 25-Nov-06             10.38            7.61           7.26        25-Oct-10             16.36           16.28          13.16
 25-Dec-06             10.37            7.89           7.50        25-Nov-10             15.83           15.76          12.73
 25-Jan-07             10.43            7.66           7.25        25-Dec-10             16.36           16.29          13.16
 25-Feb-07             10.24            9.05           8.55        25-Jan-11             15.83           15.76          12.73
 25-Mar-07             10.23           10.06           9.46        25-Feb-11             15.83           15.76          12.73
 25-Apr-07             10.27            9.11           8.55        25-Mar-11             17.53           17.45          14.10
 25-May-07             10.23            9.46           8.83        25-Apr-11             14.97           14.90          12.73
 25-Jun-07             10.30            9.19           8.55        25-May-11             14.06           13.99          13.16
 25-Jul-07             10.25            9.55           8.84        25-Jun-11             13.63           13.56          12.73
 25-Aug-07             11.02           10.84           9.98        25-Jul-11             14.12           14.04          13.16
 25-Sep-07             11.08           10.93          10.00        25-Aug-11             13.69           13.62          12.73
 25-Oct-07             11.52           11.36          10.33        25-Sep-11             13.71           13.64          12.73
 25-Nov-07             50.73           50.58          10.00        25-Oct-11             14.20           14.13          13.16
 25-Dec-07             14.12           13.96          10.33        25-Nov-11             13.77           13.70          12.73
 25-Jan-08             13.57           13.42          10.01        25-Dec-11             14.26           14.19          13.16
 25-Feb-08             15.02           14.84          11.44        25-Jan-12             13.83           13.76          12.73
 25-Mar-08             15.96           15.79          12.24        25-Feb-12             13.86           13.80          12.73
 25-Apr-08             14.83           14.68          11.45        25-Mar-12             14.86           14.78          13.61
 25-May-08             15.23           15.08          11.83        25-Apr-12             13.93           13.86          12.73
 25-Jun-08             14.65           14.50          11.45        25-May-12             14.43           14.36          13.16
 25-Jul-08             15.05           14.91          11.84        25-Jun-12             14.00           13.93          12.73
 25-Aug-08             15.55           15.39          12.46        25-Jul-12             14.51           14.44          13.16
 25-Sep-08             15.56           15.43          12.47        25-Aug-12             14.08           14.01          12.73



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                         Group I               Group II              Sub Class
   Distribution      AAA Avail. Funds      AAA Avail. Funds           Avail.
       Date               Cap (%)               Cap (%)            Funds Cap(%)
   ------------      ----------------      ----------------        ------------
    25-Sep-12              14.11                 14.05                 12.73
    25-Oct-12              14.63                 14.56                 13.16
    25-Nov-12              14.20                 14.13                 12.73
    25-Dec-12              14.71                 14.64                 13.16
    25-Jan-13              14.28                 14.21                 12.73
    25-Feb-13              14.33                 14.26                 12.73
    25-Mar-13              15.92                 15.84                 14.10
    25-Apr-13              14.42                 14.35                 12.73
    25-May-13              14.95                 14.88                 13.16
    25-Jun-13              14.52                 14.45                 12.73
    25-Jul-13              15.06                 14.99                 13.16
    25-Aug-13              14.62                 14.55                 12.73
    25-Sep-13              14.68                 14.61                 12.73
    25-Oct-13              15.23                 15.15                 13.16
    25-Nov-13              14.79                 14.72                 12.74
    25-Dec-13              15.35                 15.28                 13.16
    25-Jan-14              14.91                 14.84                 12.74
    25-Feb-14              14.97                 14.91                 12.74
    25-Mar-14              16.66                 16.58                 14.10
    25-Apr-14              15.11                 15.04                 12.74
    25-May-14              15.68                 15.61                 13.16
    25-Jun-14              15.24                 15.18                 12.74
    25-Jul-14              15.83                 15.76                 13.16
    25-Aug-14              15.39                 15.32                 12.74
    25-Sep-14              15.47                 15.40                 12.74
    25-Oct-14              16.07                 16.00                 13.16



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

Appendix A
----------

This transaction will contain a one-month LIBOR interest rate corridor agreement (the "Interest Rate Corridor") available only to pay Basis Risk Carry Forward Amounts on the Class A-1, Class M and Class B Certificates in the manner described herein. The Interest Rate Corridor will have an initial notional amount of $215,814,000, a term of 33 months, and a ceiling of 10%.

The Interest Rate Corridor Notional and Strike Rate Schedule
------------------------------------------------------------

   Distribution Period
         (months)               Notional Balance          Strike Rate (%)
   ----------------------------------------------------------------------
            1                     $215,814,000                 5.548

            2                     $209,483,107                 6.294

            3                     $203,302,041                 6.094

            4                     $197,267,396                 6.099

            5                     $191,375,701                 6.766

            6                     $185,623,571                 6.110

            7                     $180,007,701                 6.322

            8                     $174,524,861                 6.122

            9                     $169,171,901                 6.335

            10                    $163,945,744                 6.135

            11                    $158,843,387                 6.142

            12                    $153,861,897                 6.356

            13                    $148,998,410                 6.156

            14                    $144,250,132                 6.372

            15                    $139,614,333                 6.172

            16                    $135,088,348                 6.180

            17                    $130,669,577                 6.859

            18                    $126,355,480                 6.198

            19                    $122,143,577                 6.417

            20                    $118,031,447                 6.217

            21                    $114,016,727                 6.437

            22                    $110,097,110                 7.615

            23                    $106,160,557                 7.629

            24                    $102,319,121                 7.901

            25                    $98,570,517                  7.660

            26                    $94,912,515                  7.934

            27                    $91,342,938                  7.693

            28                    $87,859,661                  9.104

            29                         $0                      0.000

            30                    $81,191,145                  9.150

            31                    $77,976,634                  9.483

            32                    $74,839,413                  9.201

            33                    $71,777,633                  9.546

            34                         $0                      0.000



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                     The Mortgage Loans - All Collateral (1)

Scheduled Principal Balance:                                       $413,370,963

Number of Mortgage Loans:                                                 1,659

Average Scheduled Principal Balance:                                   $249,169

Interest Only Loans:                                                     100.00%

Weighted Average Gross Coupon:                                            6.666%

Weighted Average Net Coupon: (2)                                          6.159%

Weighted Average Original FICO Score:                                       671

Weighted Average Original LTV Ratio:                                      82.11%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning (months):                                          2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         5.45%

Weighted Average Initial Rate Cap: (3)                                     1.50%

Weighted Average Periodic Rate Cap: (3)                                    1.50%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.67%

(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.

                    Distribution by Current Principal Balance

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Current Principal      Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
     Balance         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000         8      $558,677       0.14%       7.033%       669    $69,835     71.49%     87.73%     62.59%      87.72%
$75,001 - $100,000       73     6,614,440       1.60        6.823        651     90,609     80.67      97.74      65.04      100.00
$100,001 - $125,000     142    15,896,011       3.85        6.768        663    111,944     80.74      98.23      51.31      100.00
$125,001 - $150,000     143    19,577,080       4.74        6.892        665    136,903     81.39      96.28      42.56      100.00
$150,001 - $200,000     288    50,596,707      12.24        6.775        667    175,683     81.33      95.21      37.49       98.88
$200,001 - $250,000     266    59,840,762      14.48        6.743        668    224,965     81.61      95.96      29.19       99.24
$250,001 - $300,000     236    64,889,493      15.70        6.642        670    274,955     81.49      94.88      28.76       99.14
$300,001 - $350,000     198    64,359,451      15.57        6.607        670    325,048     82.50      94.05      24.36       98.95
$350,001 - $400,000     156    58,692,171      14.20        6.623        674    376,232     82.96      95.37      22.32      100.00
$400,001 - $450,000      71    29,969,945       7.25        6.567        673    422,112     84.00      90.83      31.08      100.00
$450,001 - $500,000      36    17,176,101       4.16        6.544        677    477,114     84.37      92.67      41.80      100.00
$500,001 - $550,000      13     6,872,010       1.66        6.561        674    528,616     83.74      91.34      38.18       92.42
$550,001 - $600,000      12     7,066,070       1.71        6.177        682    588,839     80.47      90.34      50.35      100.00
$600,001 - $650,000      10     6,230,695       1.51        7.037        680    623,070     85.52      87.73      30.20       79.70
$650,001 - $700,000       3     2,037,600       0.49        6.266        689    679,200     72.64      75.94       0.00      100.00
$700,001 - $750,000       4     2,993,750       0.72        5.990        722    748,438     77.96      81.92      24.84       74.95
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Current Rate         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00% & Below            19    $6,259,793       1.51%       4.850%       718   $329,463     77.37%     92.04%     90.60%     100.00%
5.01 - 5.50%             52    14,178,808       3.43        5.299        677    272,669     78.87      94.87      75.11      100.00
5.51 - 6.00%             99    25,963,346       6.28        5.852        687    262,256     80.46      95.81      37.95      100.00
6.01 - 6.50%            531   140,068,708      33.88        6.326        673    263,783     81.41      94.36      30.89       99.25
6.51 - 7.00%            556   135,835,729      32.86        6.795        668    244,309     81.84      94.19      31.78       99.37
7.01 - 7.50%            223    50,966,336      12.33        7.260        663    228,549     83.94      94.66      24.45       96.95
7.51 - 8.00%            129    29,198,255       7.06        7.763        665    226,343     84.95      94.94      14.10       96.92
8.01% & Above            50    10,899,988       2.64        8.457        648    218,000     89.14      93.51      10.35       95.45
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                              Distribution by FICO

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
FICO                 Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
780 & Above              11    $2,427,220       0.59%       6.513%       792   $220,656     79.85%     94.21%     21.44%      85.81%
760 - 779                37     9,331,733       2.26        6.377        767    252,209     81.52      97.80      24.25       99.26
740 - 759                51    15,064,251       3.64        6.390        748    295,377     81.65      95.82      20.71      100.00
720 - 739               103    26,311,188       6.37        6.538        729    255,448     80.74      94.62      19.39      100.00
700 - 719               151    40,113,911       9.70        6.506        710    265,655     82.96      95.81      16.64       93.95
680 - 699               211    55,052,229      13.32        6.609        689    260,911     83.22      95.91      19.47       98.40
660 - 679               358    91,561,423      22.15        6.658        669    255,758     82.03      95.20      21.25       99.79
640 - 659               357    88,171,568      21.33        6.706        650    246,979     82.03      94.25      29.11       99.41
620 - 639               201    46,704,659      11.30        6.823        631    232,361     82.37      91.33      56.16       99.49
600 - 619               104    21,722,907       5.26        6.966        610    208,874     81.49      90.45      71.22      100.00
580 - 599                75    16,909,874       4.09        6.861        590    225,465     80.61      93.47      89.22       98.86
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================

                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Original LTV         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below            2      $340,000       0.08%       5.819%       647   $170,000     36.76%     36.76%     41.18%     100.00%
40.01 - 50.00%            4       733,800       0.18        5.638        688    183,450     46.68      46.68      82.38      100.00
50.01 - 60.00%           11     3,500,059       0.85        6.357        668    318,187     57.24      61.43      29.77      100.00
60.01 - 70.00%           38    10,989,902       2.66        6.509        646    289,208     66.61      67.59      23.72       96.65
70.01 - 80.00%        1,203   280,558,460      67.87        6.577        673    233,216     79.73      97.51      31.91       99.67
80.01 - 85.00%           79    24,908,950       6.03        6.633        670    315,303     84.54      87.65      21.93       94.92
85.01 - 90.00%          177    52,933,925      12.81        6.825        667    299,062     89.74      89.82      29.43       95.67
90.01 - 95.00%          145    39,405,867       9.53        7.197        668    271,765     94.83      94.83      38.99      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                          Distribution by Document Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Document Type        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FULL DOC                576  $130,312,240      31.52%       6.437%       651   $226,237     82.26%     94.72%    100.00%      99.59%
LIMITED DOC              39    10,700,339       2.59        6.567        664    274,368     81.39      93.82       0.00      100.00
STATED DOC - VOA      1,044   272,358,384      65.89        6.779        680    260,880     82.06      94.32       0.00       98.41
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI            396  $108,022,712      26.13%       6.707%       657   $272,785     82.60%     85.17%     38.90%      98.08%
PURCHASE              1,184   289,349,745      70.00        6.659        676    244,383     82.00      97.91      28.44       99.03
RATE/TERM REFI           79    15,998,506       3.87        6.511        668    202,513     80.82      94.17      37.45      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                        Distribution by Occupancy Status

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                 2      $537,933       0.13%       7.520%       723   $268,967     90.00%     90.00%    100.00%       0.00%
OWNER OCCUPIED        1,645   408,509,017      98.82        6.660        670    248,334     82.08      94.54      31.77      100.00
SECOND HOME              12     4,324,013       1.05        7.076        692    360,334     84.11      84.58       0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================

                          Distribution by Property Type

                                            Pct. Of                 Weighted           Weighted   Weighted
                      Number                Pool By     Weighted     Avg.     Avg.       Avg.       Avg.
                        Of     Principal   Principal   Avg. Gross   Current Principal  Original   Combined   Pct. Full   Pct. Owner
Property Type         Loans     Balance     Balance      Coupon      FICO    Balance     LTV        LTV         Doc       Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY                82  $26,939,876       6.52%       6.722%     682   $328,535     82.63%     92.38%      25.52%       96.50%
CONDO                    189   40,716,498       9.85        6.760      671    215,431     82.68      95.84       33.21        98.56
MANUFACTURED HOUSING       1      105,600       0.03        6.625      705    105,600     80.00     100.00      100.00       100.00
PUD ATTACHED              53   11,026,928       2.67        6.761      666    208,055     82.48      96.93       40.48       100.00
PUD DETACHED             199   47,146,294      11.41        6.757      666    236,916     82.66      95.19       31.67        97.52
SINGLE FAMILY          1,135  287,435,767      69.53        6.628      670    253,247     81.88      94.20       31.46        99.25
-----------------------------------------------------------------------------------------------------------------------------------
Total:                 1,659  $413,370,963    100.00%       6.666%     671   $249,169     82.11%     94.43%      31.52%       98.82%
===================================================================================================================================

                              Distribution by State

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
State                Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA - Southern           447  $130,089,532      31.47%       6.569%       673   $291,028     81.32%     93.30%     26.52%      99.36%
CA - Northern           369   111,088,311      26.87        6.498        676    301,052     82.12      94.93      27.08       98.72
WA                       82    15,120,930       3.66        6.528        663    184,402     81.34      97.68      44.81       95.77
NY                       43    14,412,293       3.49        6.799        666    335,170     84.94      93.39      45.40      100.00
CO                       75    13,827,646       3.35        6.784        668    184,369     81.74      94.85      42.13       97.83
NV                       62    13,331,110       3.22        6.846        672    215,018     81.79      93.43      28.02       96.95
MA                       47    13,014,454       3.15        6.924        674    276,903     83.01      95.71      24.17      100.00
FL                       70    12,438,886       3.01        6.964        664    177,698     84.73      95.00      31.01       98.44
AZ                       70    10,932,322       2.64        6.878        661    156,176     81.56      96.50      33.45      100.00
NJ                       32     9,072,619       2.19        6.825        669    283,519     82.22      88.66      39.82      100.00
Other                   362    70,042,860      16.94        6.901        662    193,489     82.70      95.46      40.79       98.48
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Zip Code             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95401                     9    $2,798,800       0.68%       6.431%       678   $310,978     82.04%     96.86%     30.53%     100.00%
89148                     7     2,170,196       0.52        6.970        685    310,028     80.85      87.80       0.00       81.27
95127                     6     2,127,500       0.51        6.546        676    354,583     80.14      90.86      27.07      100.00
95076                     5     1,899,526       0.46        6.742        650    379,905     83.89      87.43       0.00      100.00
94806                     7     1,859,389       0.45        6.962        701    265,627     83.88      97.94      18.14      100.00
94534                     5     1,849,768       0.45        6.256        685    369,954     80.00     100.00      43.52      100.00
94928                     6     1,778,049       0.43        6.596        651    296,342     82.69      90.22      14.45      100.00
91342                     7     1,749,400       0.42        6.537        686    249,914     78.39      93.18       8.00      100.00
94509                     6     1,717,750       0.42        6.790        672    286,292     86.73      95.12      37.62      100.00
94531                     5     1,712,000       0.41        6.415        669    342,400     80.00      96.31      21.03      100.00
Other                 1,596   393,708,585      95.24        6.668        670    246,685     82.12      94.48      32.09       98.87
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================

                  Distribution by Remaining Months to Maturity

                                            Pct. Of                 Weighted             Weighted   Weighted
Remaining            Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Maturity             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360             1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                        Distribution by Amortization Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Amortization           Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
   Type              Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM            1,485  $368,799,968      89.22%       6.679%       670   $248,350     82.17%     95.11%     30.33%      98.94%
3 YEAR ARM              174    44,570,995      10.78        6.554        673    256,155     81.63      88.81      41.42       97.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                         Distribution by Prepayment Term

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Prepayment             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Term (Months)        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0                       248   $66,806,804      16.16%       7.079%       671   $269,382     82.20%     92.99%     31.79%      97.87%
12                       47    13,192,297       3.19        7.227        671    280,687     82.54      95.78      22.53       98.57
24                    1,218   298,310,304      72.17        6.572        670    244,918     82.19      95.29      30.62       99.23
36                      146    35,061,559       8.48        6.464        674    240,148     81.04      89.36      42.10       97.31
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                 1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Rate Reset           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11 - 20                  21    $5,514,426       1.33%       5.602%       699   $262,592     82.03%     98.45%     39.18%     100.00%
21 - 30               1,464   363,285,543      87.88        6.695        670    248,146     82.17      95.06      30.19       98.92
31 - 40                 174    44,570,995      10.78        6.554        673    256,155     81.63      88.81      41.42       97.88
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Maximum             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%           13    $4,631,219       1.12%       4.797%       713   $356,248     76.88%     90.33%     90.54%     100.00%
12.00 - 12.49%           50    13,747,959       3.33        5.234        683    274,959     78.30      94.76      83.30      100.00
12.50 - 12.99%           74    19,131,025       4.63        5.745        690    258,527     80.60      95.53      37.10      100.00
13.00 - 13.49%          440   117,268,156      28.37        6.254        674    266,519     81.26      94.25      33.06       99.10
13.50 - 13.99%          628   154,816,359      37.45        6.718        669    246,523     81.81      94.56      31.02       99.45
14.00 - 14.49%          249    58,095,554      14.05        7.180        663    233,315     83.56      93.97      24.70       97.32
14.50 - 14.99%          148    33,195,580       8.03        7.708        668    224,294     84.58      95.45      14.04       97.87
15.00 - 15.49%           39     8,615,954       2.08        8.211        649    220,922     87.79      93.78      15.07       92.00
15.50 - 15.99%           12     2,800,005       0.68        8.664        643    233,334     90.88      92.44      16.55      100.00
16.00% & Above            6     1,069,155       0.26        9.215        628    178,192     93.25      93.25       0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Minimum             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             2      $619,000       0.15%       6.768%       662   $309,500     82.06%     93.82%      0.00%     100.00%
2.50 - 2.99%              1       279,998       0.07        6.750        726    279,998     80.00     100.00       0.00      100.00
3.50 - 3.99%              1       178,400       0.04        6.350        728    178,400     80.00     100.00       0.00      100.00
4.00 - 4.49%              2       791,438       0.19        5.795        689    395,719     84.49      95.51      44.92      100.00
4.50 - 4.99%              2       935,750       0.23        5.273        705    467,875     83.97      83.97      79.48      100.00
5.00 - 5.49%            692   157,569,724      38.12        6.542        658    227,702     82.23      95.25      69.93       98.69
5.50 - 5.99%            941   248,658,222      60.15        6.747        678    264,249     82.08      94.13       7.59       98.88
6.00% & Above            18     4,338,432       1.05        6.929        661    241,024     78.53      83.52       3.23      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                             Distribution by Margin

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Margin               Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             2      $619,000       0.15%       6.768%       662   $309,500     82.06%     93.82%      0.00%     100.00%
2.50 - 2.99%              1       279,998       0.07        6.750        726    279,998     80.00     100.00       0.00      100.00
3.50 - 3.99%              1       178,400       0.04        6.350        728    178,400     80.00     100.00       0.00      100.00
4.00 - 4.49%              2       791,438       0.19        5.795        689    395,719     84.49      95.51      44.92      100.00
4.50 - 4.99%              2       935,750       0.23        5.273        705    467,875     83.97      83.97      79.48      100.00
5.00 - 5.49%            692   157,569,724      38.12        6.542        658    227,702     82.23      95.25      69.93       98.69
5.50 - 5.99%            941   248,658,222      60.15        6.747        678    264,249     82.08      94.13       7.59       98.88
6.00% & Above            18     4,338,432       1.05        6.929        661    241,024     78.53      83.52       3.23      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
  First              Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Adjustment             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
   Cap               Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                 1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                      Distribution by Periodic Lifetime Cap


                                            Pct. Of                 Weighted             Weighted   Weighted
Periodic             Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Lifetime               Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
  Cap                Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 7.00%              1,649  $411,129,611      99.46%       6.664%       671   $249,321     82.11%     94.41%     31.41%      98.82%
7.01 - 7.50%             10     2,241,352       0.54        6.903        662    224,135     80.88      99.12      52.53      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================


                       Distribution by Interest Only Loans

                                            Pct. Of                 Weighted             Weighted   Weighted
Interest             Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
 Only                  Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
 Loans               Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Y                     1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,659  $413,370,963     100.00%       6.666%       671   $249,169     82.11%     94.43%     31.52%      98.82%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group I Mortgage Loans (1)

Scheduled Principal Balance:                                       $268,644,582

Number of Mortgage Loans:                                                 1,302

Average Scheduled Principal Balance:                                   $206,332

Interest Only Loans:                                                     100.00%

Weighted Average Gross Coupon:                                            6.721%

Weighted Average Net Coupon: (2)                                          6.215%

Weighted Average Original FICO Score:                                       668

Weighted Average Original LTV Ratio:                                      81.74%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning (months):                                          2

Weighted Average Months to Roll: (3)                                         23

Weighted Average Gross Margin: (3)                                         5.45%

Weighted Average Initial Rate Cap: (3)                                     1.50%

Weighted Average Periodic Rate Cap: (3)                                    1.50%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.72%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance


                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Current Principal      Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Balance          Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000         7      $491,177       0.18%       7.086%       669    $70,168     75.13%     93.60%     57.45%      86.03%
$75,001 - $100,000       69     6,250,090       2.33        6.811        651     90,581     80.52      98.00      63.00      100.00
$100,001 - $125,000     139    15,586,684       5.80        6.774        663    112,134     80.76      98.20      50.34      100.00
$125,001 - $150,000     141    19,320,580       7.19        6.893        666    137,025     81.64      96.59      42.46      100.00
$150,001 - $200,000     288    50,596,707      18.83        6.775        667    175,683     81.33      95.21      37.49       98.88
$200,001 - $250,000     265    59,624,762      22.19        6.745        668    224,999     81.58      95.98      29.30       99.23
$250,001 - $300,000     235    64,601,493      24.05        6.640        670    274,900     81.46      94.91      28.89       99.14
$300,001 - $350,000     136    43,197,724      16.08        6.660        670    317,630     83.13      94.42      22.02       99.23
$350,001 - $400,000      14     5,273,835       1.96        6.556        669    376,702     82.44      95.56      35.43      100.00
$400,001 - $450,000       5     2,115,687       0.79        6.459        699    423,137     87.36      91.48       0.00      100.00
$450,001 - $500,000       2       972,499       0.36        7.217        693    486,250     84.86      84.86       0.00      100.00
$600,001 - $650,000       1       613,345       0.23        6.450        723    613,345     76.67      76.67       0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Current Rate         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00% & Below            12    $2,804,419       1.04%       4.788%       709   $233,702     76.42%     92.24%     79.03%     100.00%
5.01 - 5.50%             35     7,381,582       2.75        5.282        681    210,902     78.54      94.49      79.27      100.00
5.51 - 6.00%             73    15,605,106       5.81        5.839        687    213,769     80.50      97.82      37.37      100.00
6.01 - 6.50%            395    84,732,077      31.54        6.325        672    214,512     80.83      95.20      33.42       99.65
6.51 - 7.00%            449    92,732,657      34.52        6.806        665    206,532     81.55      95.49      34.21       99.76
7.01 - 7.50%            187    36,263,062      13.50        7.269        661    193,920     83.08      95.25      25.28       98.38
7.51 - 8.00%            110    21,391,241       7.96        7.775        665    194,466     84.33      95.62      13.74       98.23
8.01% & Above            41     7,734,438       2.88        8.429        647    188,645     88.00      94.17       9.09       93.59
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                              Distribution by FICO

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
FICO                 Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
780 & Above               9    $1,741,787       0.65%       6.467%       792   $193,532     79.99%    100.00%     10.10%     100.00%
760 - 779                26     4,992,314       1.86        6.379        768    192,012     81.28      97.29      26.95       98.63
740 - 759                37     8,270,644       3.08        6.452        748    223,531     82.16      97.89      15.67      100.00
720 - 739                88    19,853,274       7.39        6.638        729    225,605     80.91      96.04      16.14      100.00
700 - 719               114    24,221,964       9.02        6.525        709    212,473     81.66      97.37      17.36       97.86
680 - 699               159    33,615,074      12.51        6.667        689    211,416     82.68      96.82      14.83       99.24
660 - 679               263    54,661,417      20.35        6.715        669    207,838     81.86      96.46      16.79       99.66
640 - 659               279    56,831,921      21.16        6.776        650    203,699     81.68      95.32      30.52       99.09
620 - 639               173    35,358,903      13.16        6.857        631    204,387     81.92      91.40      58.02       99.32
600 - 619                91    16,560,337       6.16        6.951        609    181,982     81.56      91.98      77.99      100.00
580 - 599                63    12,536,946       4.67        6.819        589    198,999     80.30      95.61      92.39       98.46
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Original LTV         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.00% & Below            2      $340,000       0.13%       5.819%       647   $170,000     36.76%     36.76%     41.18%     100.00%
40.01 - 50.00%            1       200,000       0.07        6.250        628    200,000     42.11      42.11     100.00      100.00
50.01 - 60.00%            7     1,492,060       0.56        6.503        662    213,151     55.88      55.88      41.69      100.00
60.01 - 70.00%           27     5,997,202       2.23        6.475        640    222,119     66.28      67.03      30.76       93.85
70.01 - 80.00%          998   199,969,814      74.44        6.641        671    200,371     79.75      97.95      31.76       99.91
80.01 - 85.00%           50    11,134,640       4.14        6.717        656    222,693     84.47      87.23      26.34      100.00
85.01 - 90.00%          109    24,811,938       9.24        6.916        663    227,632     89.76      89.78      31.18       94.25
90.01 - 95.00%          108    24,698,928       9.19        7.268        665    228,694     94.80      94.80      39.52      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                          Distribution by Document Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Document Type        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FULL DOC                467   $86,747,259      32.29%       6.514%       644   $185,754     81.84%     95.47%    100.00%      99.78%
LIMITED DOC              29     6,289,334       2.34        6.574        659    216,874     81.28      96.54       0.00      100.00
STATED DOC - VOA        806   175,607,988      65.37        6.829        680    217,876     81.71      95.35       0.00       98.98
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI            292   $64,786,962      24.12%       6.781%       652   $221,873     82.78%     85.69%     41.63%      98.95%
PURCHASE                940   191,384,695      71.24        6.717        674    203,601     81.41      98.68      28.10       99.32
RATE/TERM REFI           70    12,472,925       4.64        6.472        664    178,185     81.30      95.77      48.04      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                        Distribution by Occupancy Status

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                 1      $193,500       0.07%       8.000%       596   $193,500     90.00%     90.00%    100.00%       0.00%
OWNER OCCUPIED        1,293   266,663,033      99.26        6.716        668    206,236     81.72      95.49      32.46      100.00
SECOND HOME               8     1,788,049       0.67        7.339        677    223,506     83.58      84.73       0.00        0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                          Distribution by Property Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Property Type        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY               70   $20,484,616       7.63%       6.816%       679   $292,637     82.04%     93.52%     21.04%      99.06%
CONDO                   171    33,557,138      12.49        6.754        670    196,241     81.35      96.19      31.97       98.25
PUD ATTACHED             45     7,979,183       2.97        6.768        666    177,315     83.13      98.42      40.86      100.00
PUD DETACHED            164    32,070,777      11.94        6.768        664    195,554     82.40      96.30      35.15       97.99
SINGLE FAMILY           852   174,552,869      64.98        6.693        667    204,874     81.59      95.19      32.75       99.68
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                              Distribution by State

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
State                Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA - Southern           314   $76,718,479      28.56%       6.608%       671   $244,326     80.36%     93.90%     25.08%      99.60%
CA - Northern           237    56,141,541      20.90        6.556        674    236,884     81.71      96.21      26.41       99.41
WA                       78    13,703,730       5.10        6.513        661    175,689     81.25      98.14      48.76      100.00
CO                       70    11,636,365       4.33        6.754        667    166,234     82.22      96.77      50.06       97.42
FL                       68    11,570,386       4.31        6.997        663    170,153     84.33      95.38      33.34       98.33
NV                       56    10,800,373       4.02        6.891        671    192,864     82.09      95.07      31.31       96.24
MA                       40    10,295,405       3.83        6.844        671    257,385     81.55      95.33      14.85      100.00
AZ                       65     9,239,522       3.44        6.868        665    142,146     81.80      97.51      32.62      100.00
NY                       30     8,610,384       3.21        6.845        665    287,013     84.91      95.25      31.91      100.00
MN                       36     6,057,588       2.25        6.852        669    168,266     82.87      96.82      44.09      100.00
Other                   308    53,870,810      20.05        6.924        661    174,905     82.51      95.36      42.64       99.18
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined    Pct.     Pct. Owner
Zip Code             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
91342                     7    $1,749,400       0.65%       6.537%       686   $249,914     78.39%     93.18%      8.00%     100.00%
94509                     6     1,717,750       0.64        6.790        672    286,292     86.73      95.12      37.62      100.00
94806                     6     1,522,139       0.57        6.644        715    253,690     81.41      98.59       0.00      100.00
90805                     5     1,416,635       0.53        6.638        674    283,327     85.00      97.15      59.01      100.00
92584                     5     1,380,963       0.51        6.220        674    276,193     80.00     100.00      21.03      100.00
95401                     5     1,325,200       0.49        6.457        683    265,040     84.30      93.36      35.20      100.00
94533                     5     1,315,000       0.49        7.003        680    263,000     84.80      93.26       0.00      100.00
95828                     6     1,284,467       0.48        6.576        664    214,078     80.00     100.00      34.72      100.00
91331                     5     1,281,484       0.48        6.413        697    256,297     80.00     100.00       0.00      100.00
94565                     5     1,280,830       0.48        6.524        729    256,166     80.00      98.56       0.00      100.00
Other                 1,247   254,370,713      94.69        6.729        667    203,986     81.72      95.34      32.99       99.22
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                            Pct. Of                 Weighted             Weighted   Weighted
Remaining            Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined    Pct.     Pct. Owner
Maturity             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360             1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
===================================================================================================================================


                        Distribution by Amortization Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Amortization           Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Type             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM            1,171  $243,636,293    90.69%      6.731%       668     $208,058     81.71%     95.70%    31.31%     99.27%
3 YEAR ARM              131    25,008,289     9.31       6.625        669      190,903     82.01      92.64     41.89      99.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
===================================================================================================================================


                     Distribution by Prepayment Term Months

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Prepayment             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Term Months          Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0                       184   $40,405,569    15.04%      7.162%       668     $219,595     81.91%     94.61%    30.42%     98.63%
12                       33     7,245,720     2.70       7.239        671      219,567     81.95      95.21     23.37      97.41
24                      969   199,693,189    74.33       6.630        668      206,082     81.71      95.83     31.77      99.48
36                      116    21,300,103     7.93       6.568        670      183,622     81.65      93.17     43.71      99.09
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
===================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined    Pct.     Pct. Owner
Periodic Cap         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                 1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582   100.00%      6.721%       668     $206,332     81.74%     95.42%    32.29%     99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Rate Reset           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11 - 20                  17    $3,697,461       1.38%       5.601%       705   $217,498     80.89%     98.25%     30.74%     100.00%
21 - 30               1,154   239,938,832      89.31        6.749        668    207,919     81.72      95.66      31.31       99.25
31 - 40                 131    25,008,289       9.31        6.625        669    190,903     82.01      92.64      41.89       99.23
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Maximum Lifetime       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Rate                 Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%            8    $2,006,549       0.75%       4.704%       710   $250,819     75.99%     91.64%     78.16%     100.00%
12.00 - 12.49%           34     7,256,988       2.70        5.224        683    213,441     78.07      93.93      80.24      100.00
12.50 - 12.99%           57    12,374,295       4.61        5.759        691    217,093     80.75      97.13      38.70      100.00
13.00 - 13.49%          320    68,189,620      25.38        6.252        672    213,093     80.55      95.58      35.54       99.56
13.50 - 13.99%          498   103,348,137      38.47        6.725        666    207,526     81.34      95.21      33.94       99.79
14.00 - 14.49%          213    42,343,464      15.76        7.183        662    198,796     83.17      95.56      25.79       98.61
14.50 - 14.99%          125    24,215,466       9.01        7.719        668    193,724     84.10      95.92      12.38       99.23
15.00 - 15.49%           34     6,646,154       2.47        8.198        645    195,475     86.57      94.33      14.46       89.63
15.50 - 15.99%            7     1,194,755       0.44        8.589        660    170,679     90.14      93.78      31.39      100.00
16.00% & Above            6     1,069,155       0.40        9.215        628    178,192     93.25      93.25       0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Minimum             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             1      $255,000       0.09%       7.150%       636   $255,000     85.00%     85.00%      0.00%     100.00%
2.50 - 2.99%              1       279,998       0.10        6.750        726    279,998     80.00     100.00       0.00      100.00
3.50 - 3.99%              1       178,400       0.07        6.350        728    178,400     80.00     100.00       0.00      100.00
4.00 - 4.49%              1       435,938       0.16        5.200        699    435,938     80.00     100.00       0.00      100.00
4.50 - 4.99%              1       192,000       0.07        7.300        598    192,000     80.00      80.00       0.00      100.00
5.00 - 5.49%            575   108,745,363      40.48        6.599        654    189,122     82.04      96.34      70.13       99.59
5.50 - 5.99%            707   155,399,188      57.85        6.806        678    219,801     81.63      95.06       6.66       99.01
6.00% & Above            15     3,158,695       1.18        6.931        657    210,580     77.08      81.53       4.43      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                             Distribution by Margin

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Margin               Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             1      $255,000       0.09%       7.150%       636   $255,000     85.00%     85.00%      0.00%     100.00%
2.50 - 2.99%              1       279,998       0.10        6.750        726    279,998     80.00     100.00       0.00      100.00
3.50 - 3.99%              1       178,400       0.07        6.350        728    178,400     80.00     100.00       0.00      100.00
4.00 - 4.49%              1       435,938       0.16        5.200        699    435,938     80.00     100.00       0.00      100.00
4.50 - 4.99%              1       192,000       0.07        7.300        598    192,000     80.00      80.00       0.00      100.00
5.00 - 5.49%            575   108,745,363      40.48        6.599        654    189,122     82.04      96.34      70.13       99.59
5.50 - 5.99%            707   155,399,188      57.85        6.806        678    219,801     81.63      95.06       6.66       99.01
6.00% & Above            15     3,158,695       1.18        6.931        657    210,580     77.08      81.53       4.43      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                             Pct. Of                 Weighted             Weighted   Weighted
  First               Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Adjustment             Of      Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
   Cap                Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                 1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                      Distribution by Periodic Lifetime Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Periodic               Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Cap         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 7.00%              1,293  $266,743,230      99.29%       6.720%       668   $206,298     81.74%     95.39%     32.08%      99.26%
7.01 - 7.50%              9     1,901,352       0.71        6.914        662    211,261     81.04      98.96      61.93      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================


                       Distribution by Interest Only Loans

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Interest               Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Only Loans           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Y                     1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                1,302  $268,644,582     100.00%       6.721%       668   $206,332     81.74%     95.42%     32.29%      99.26%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                           Group II Mortgage Loans (1)

Scheduled Principal Balance:                                       $144,726,381

Number of Mortgage Loans:                                                   357

Average Scheduled Principal Balance:                                   $405,396

Interest Only Loans:                                                     100.00%

Weighted Average Gross Coupon:                                            6.562%

Weighted Average Net Coupon: (2)                                          6.055%

Weighted Average Original FICO Score:                                       675

Weighted Average Original LTV Ratio:                                      82.79%

Weighted Average Stated Remaining Term (months):                            358

Weighted Average Seasoning (months):                                          2

Weighted Average Months to Roll: (3)                                         24

Weighted Average Gross Margin: (3)                                         5.46%

Weighted Average Initial Rate Cap: (3)                                     1.50%

Weighted Average Periodic Rate Cap: (3)                                    1.50%

Weighted Average Gross Maximum Lifetime Rate: (3)                         13.56%


(1) All percentages calculated herein are percentages of scheduled principal balance unless otherwise noted as of the Statistical Calculation Date.

(2) The Weighted Average Net Coupon is equivalent to the Weighted Average Gross Coupon less servicing fees and trustee fees.

(3) Represents the weighted average of the adjustable rate mortgage loans in the applicable loan group.


                    Distribution by Current Principal Balance

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Current Principal      Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
     Balance         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
$50,001 - $75,000         1       $67,500     0.05%      6.650%       673      $67,500     45.00%     45.00%    100.00%    100.00%
$75,001 - $100,000        4       364,350     0.25       7.040        658       91,088     83.12      93.36     100.00     100.00
$100,001 - $125,000       3       309,327     0.21       6.485        657      103,109     80.00     100.00     100.00     100.00
$125,001 - $150,000       2       256,500     0.18       6.819        626      128,250     62.95      72.87      49.59     100.00
$200,001 - $250,000       1       216,000     0.15       6.150        702      216,000     90.00      90.00       0.00     100.00
$250,001 - $300,000       1       288,000     0.20       7.150        638      288,000     87.01      87.01       0.00     100.00
$300,001 - $350,000      62    21,161,728    14.62       6.497        671      341,318     81.23      93.31      29.14      98.37
$350,001 - $400,000     142    53,418,336    36.91       6.630        675      376,185     83.01      95.35      21.02     100.00
$400,001 - $450,000      66    27,854,259    19.25       6.575        671      422,034     83.75      90.78      33.44     100.00
$450,001 - $500,000      34    16,203,601    11.20       6.504        676      476,577     84.34      93.14      44.30     100.00
$500,001 - $550,000      13     6,872,010     4.75       6.561        674      528,616     83.74      91.34      38.18      92.42
$550,001 - $600,000      12     7,066,070     4.88       6.177        682      588,839     80.47      90.34      50.35     100.00
$600,001 - $650,000       9     5,617,350     3.88       7.102        675      624,150     86.48      88.94      33.49      77.48
$650,001 - $700,000       3     2,037,600     1.41       6.266        689      679,200     72.64      75.94       0.00     100.00
$700,001 - $750,000       4     2,993,750     2.07       5.990        722      748,438     77.96      81.92      24.84      74.95
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Current Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Current Rate         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
5.00% & Below             7    $3,455,375     2.39%      4.900%       726     $493,625     78.14%     91.89%    100.00%    100.00%
5.01 - 5.50%             17     6,797,226     4.70       5.318        672      399,837     79.23      95.28      70.60     100.00
5.51 - 6.00%             26    10,358,240     7.16       5.871        687      398,394     80.39      92.77      38.83     100.00
6.01 - 6.50%            136    55,336,631    38.24       6.326        676      406,887     82.30      93.07      27.01      98.64
6.51 - 7.00%            107    43,103,072    29.78       6.773        674      402,832     82.45      91.38      26.55      98.52
7.01 - 7.50%             36    14,703,274    10.16       7.239        666      408,424     86.08      93.21      22.41      93.41
7.51 - 8.00%             19     7,807,014     5.39       7.731        664      410,895     86.63      93.06      15.09      93.32
8.01% & Above             9     3,165,550     2.19       8.524        651      351,728     91.92      91.92      13.44     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================


                              Distribution by FICO

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
FICO                 Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
780 & Above               2      $685,433     0.47%      6.628%       791     $342,717     79.50%     79.50%    50.25%      49.75%
760 - 779                11     4,339,419     3.00       6.375        767      394,493     81.79      98.38     21.13      100.00
740 - 759                14     6,793,607     4.69       6.315        747      485,258     81.02      93.31     26.84      100.00
720 - 739                15     6,457,913     4.46       6.230        728      430,528     80.21      90.26     29.36      100.00
700 - 719                37    15,891,946    10.98       6.478        710      429,512     84.93      93.44     15.55       87.97
680 - 699                52    21,437,155    14.81       6.518        689      412,253     84.06      94.49     26.75       97.09
660 - 679                95    36,900,007    25.50       6.573        670      388,421     82.27      93.33     27.86      100.00
640 - 659                78    31,339,647    21.65       6.578        650      401,790     82.66      92.32     26.55      100.00
620 - 639                28    11,345,756     7.84       6.717        631      405,206     83.78      91.09     50.39      100.00
600 - 619                13     5,162,570     3.57       7.011        612      397,121     81.25      85.53     49.51      100.00
580 - 599                12     4,372,928     3.02       6.984        592      364,411     81.52      87.35     80.15      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                          Distribution by Original LTV

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Original LTV         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
40.01 - 50.00%            3      $533,800     0.37%      5.408%       711     $177,933     48.40%     48.40%    75.78%     100.00%
50.01 - 60.00%            4     2,007,999     1.39       6.248        673      502,000     58.24      65.55     20.92      100.00
60.01 - 70.00%           11     4,992,700     3.45       6.549        653      453,882     67.00      68.28     15.27      100.00
70.01 - 80.00%          205    80,588,646    55.68       6.420        677      393,115     79.68      96.42     32.27       99.07
80.01 - 85.00%           29    13,774,310     9.52       6.565        682      474,976     84.59      87.98     18.36       90.82
85.01 - 90.00%           68    28,121,987    19.43       6.744        670      413,559     89.72      89.86     27.89       96.92
90.01 - 95.00%           37    14,706,939    10.16       7.078        674      397,485     94.88      94.88     38.09      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                          Distribution by Document Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Document Type        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
FULL DOC                109   $43,564,981    30.10%      6.285%       665     $399,679     83.10%     93.23%    100.00%     99.21%
LIMITED DOC              10     4,411,005     3.05       6.555        671      441,101     81.54      89.94       0.00     100.00
STATED DOC - VOA        238    96,750,395    66.85       6.687        680      406,514     82.71      92.45       0.00      97.38
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                          Distribution by Loan Purpose

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Loan Purpose         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CASHOUT REFI            104   $43,235,750    29.87%      6.595%       664     $415,728     82.33%     84.37%    34.82%      96.79%
PURCHASE                244    97,965,050    67.69       6.544        680      401,496     83.13      96.39     29.10       98.48
RATE/TERM REFI            9     3,525,581     2.44       6.648        681      391,731     79.10      88.50      0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                        Distribution by Occupancy Status

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Occupancy Status     Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
NON OWNER                 1      $344,433     0.24%      7.250%       794     $344,433     90.00%     90.00%    100.00%      0.00%
OWNER OCCUPIED          352   141,845,984    98.01       6.554        674      402,972     82.75      92.76      30.47     100.00
SECOND HOME               4     2,535,964     1.75       6.891        703      633,991     84.48      84.49       0.00       0.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================


                          Distribution by Property Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Property Type        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2-4 FAMILY               12    $6,455,260     4.46%      6.425%       692     $537,938     84.52%     88.73%     39.74%     88.38%
CONDO                    18     7,159,360     4.95       6.784        674      397,742     88.92      94.20      38.99     100.00
MANUFACTURED HOUSING      1       105,600     0.07       6.625        705      105,600     80.00     100.00     100.00     100.00
PUD ATTACHED              8     3,047,746     2.11       6.743        667      380,968     80.77      93.03      39.49     100.00
PUD DETACHED             35    15,075,517    10.42       6.733        669      430,729     83.20      92.81      24.26      96.54
SINGLE FAMILY           283   112,882,899    78.00       6.528        675      398,880     82.31      92.68      29.45      98.57
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================


                              Distribution by State

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
State                Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
CA - Northern           132   $54,946,771    37.97%      6.438%       679     $416,263     82.53%     93.63%    27.78%      98.01%
CA - Southern           133    53,371,052    36.88       6.513        675      401,286     82.71      92.43     28.59       99.02
NY                       13     5,801,909     4.01       6.732        667      446,301     84.98      90.63     65.42      100.00
NJ                        9     3,740,979     2.58       6.611        677      415,664     83.11      84.96     39.98      100.00
VA                        8     3,005,727     2.08       6.938        671      375,716     86.95      94.25     25.26      100.00
MA                        7     2,719,050     1.88       7.227        687      388,436     88.53      97.15     59.47      100.00
NV                        6     2,530,738     1.75       6.653        675      421,790     80.52      86.45     14.02      100.00
MI                        8     2,387,446     1.65       6.817        670      298,431     74.62      91.35     25.74      100.00
MD                        5     2,279,820     1.58       7.428        664      455,964     87.24      91.52     21.40      100.00
CO                        5     2,191,281     1.51       6.941        673      438,256     79.21      84.66      0.00      100.00
Other                    31    11,751,609     8.12       6.708        661      379,084     82.79      93.90     33.36       89.24
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                            Distribution by Zip Code

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined    Pct.     Pct. Owner
Zip Code             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
95127                     5    $1,927,500     1.33%      6.577%       680     $385,500     84.09%     95.91%    19.51%     100.00%
95076                     5     1,899,526     1.31       6.742        650      379,905     83.89      87.43      0.00      100.00
95111                     4     1,549,800     1.07       6.434        656      387,450     80.26      95.55     46.78      100.00
95401                     4     1,473,600     1.02       6.409        673      368,400     80.00     100.00     26.33      100.00
89148                     3     1,405,000     0.97       7.015        688      468,333     78.44      84.06      0.00      100.00
94954                     3     1,399,700     0.97       6.706        666      466,567     86.29      94.21      0.00      100.00
94534                     3     1,216,616     0.84       6.397        704      405,539     80.00     100.00     39.12      100.00
95116                     3     1,215,648     0.84       6.325        663      405,216     83.73      95.68      0.00      100.00
92805                     3     1,212,000     0.84       6.381        710      404,000     82.00      96.06      0.00      100.00
91405                     3     1,179,495     0.81       6.458        743      393,165     86.72      98.31     33.17      100.00
Other                   321   130,247,496    90.00       6.562        675      405,755     82.82      92.41     31.64       97.79
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                  Distribution by Remaining Months to Maturity

                                            Pct. Of                 Weighted             Weighted   Weighted
Remaining            Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined    Pct.     Pct. Owner
Maturity             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV     Full Doc    Occupied
-----------------------------------------------------------------------------------------------------------------------------------
301 - 360               357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
===================================================================================================================================


                        Distribution by Amortization Type

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Amortization           Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
    Type             Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
2 YEAR ARM              314  $125,163,676    86.48%      6.577%       674     $398,610     83.05%     93.97%    28.43%     98.30%
3 YEAR ARM               43    19,562,706    13.52       6.463        679      454,947     81.15      83.90     40.82      96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
===================================================================================================================================


                     Distribution by Prepayment Term Months

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Prepayment             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Term Months          Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
0                        64   $26,401,234    18.24%      6.951%       675     $412,519     82.65%     90.52%    33.89%      96.72%
12                       14     5,946,577     4.11       7.213        670      424,756     83.25      96.49     21.51      100.00
24                      249    98,617,114    68.14       6.454        675      396,053     83.18      94.21     28.28       98.72
36                       30    13,761,456     9.51       6.304        681      458,715     80.09      83.46     39.62       94.55
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                          Distribution by Periodic Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Periodic Cap         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                   357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by Months to Rate Reset

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Months to              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Rate Reset           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11 - 20                   4    $1,816,965     1.26%      5.603%       688     $454,241     84.37%     98.85%    56.35%     100.00%
21 - 30                 310   123,346,711    85.23       6.592        674      397,893     83.03      93.90     28.01       98.27
31 - 40                  43    19,562,706    13.52       6.463        679      454,947     81.15      83.90     40.82       96.17
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                      Distribution by Maximum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Maximum Lifetime       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
      Rate           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
11.50 - 11.99%            5    $2,624,670     1.81%      4.868%       715     $524,934     77.56%     89.32%    100.00%    100.00%
12.00 - 12.49%           16     6,490,971     4.48       5.245        684      405,686     78.57      95.69      86.73     100.00
12.50 - 12.99%           17     6,756,730     4.67       5.717        690      397,455     80.32      92.59      34.18     100.00
13.00 - 13.49%          120    49,078,535    33.91       6.256        676      408,988     82.24      92.40      29.62      98.47
13.50 - 13.99%          130    51,468,222    35.56       6.703        675      395,909     82.74      93.27      25.15      98.76
14.00 - 14.49%           36    15,752,090    10.88       7.173        665      437,558     84.58      89.69      21.80      93.85
14.50 - 14.99%           23     8,980,114     6.20       7.678        669      390,440     85.87      94.17      18.53      94.20
15.00 - 15.49%            5     1,969,800     1.36       8.256        664      393,960     91.92      91.92      17.12     100.00
15.50 - 15.99%            5     1,605,250     1.11       8.719        630      321,050     91.43      91.43       5.50     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================


                      Distribution by Minimum Lifetime Rate

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
   Minimum             Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Rate        Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             1      $364,000     0.25%      6.500%       680     $364,000     80.00%    100.00%      0.00%    100.00%
4.00 - 4.49%              1       355,500     0.25       6.525        677      355,500     90.00      90.00     100.00     100.00
4.50 - 4.99%              1       743,750     0.51       4.750        732      743,750     85.00      85.00     100.00     100.00
5.00 - 5.49%            117    48,824,361    33.74       6.415        668      417,302     82.64      92.81      69.49      96.69
5.50 - 5.99%            234    93,259,033    64.44       6.649        679      398,543     82.84      92.59       9.16      98.64
6.00% & Above             3     1,179,737     0.82       6.922        671      393,246     82.41      88.86       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================


                             Distribution by Margin

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
                       Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Margin               Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.99% & Below             1      $364,000     0.25%      6.500%       680     $364,000     80.00%    100.00%      0.00%    100.00%
4.00 - 4.49%              1       355,500     0.25       6.525        677      355,500     90.00      90.00     100.00     100.00
4.50 - 4.99%              1       743,750     0.51       4.750        732      743,750     85.00      85.00     100.00     100.00
5.00 - 5.49%            117    48,824,361    33.74       6.415        668      417,302     82.64      92.81      69.49      96.69
5.50 - 5.99%            234    93,259,033    64.44       6.649        679      398,543     82.84      92.59       9.16      98.64
6.00% & Above             3     1,179,737     0.82       6.922        671      393,246     82.41      88.86       0.00     100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%     30.10%     98.01%
===================================================================================================================================




This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.

                      Distribution by First Adjustment Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
    First              Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Adjustment Cap       Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
1.50%                   357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
===================================================================================================================================


                      Distribution by Periodic Lifetime Cap

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Periodic               Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Lifetime Cap         Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
<= 7.00%                356  $144,386,381    99.77%      6.561%       675     $405,580     88.80%     92.59%    30.17%      98.01%
7.01 - 7.50%              1       340,000     0.23       6.838        661      340,000     80.00     100.00      0.00      100.00
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%      98.01%
===================================================================================================================================


                       Distribution by Interest Only Loans

                                            Pct. Of                 Weighted             Weighted   Weighted
                     Number                 Pool By     Weighted      Avg.      Avg.       Avg.       Avg.
Interest               Of     Principal    Principal   Avg. Gross   Current   Principal  Original   Combined  Pct. Full  Pct. Owner
Only Loans           Loans     Balance      Balance      Coupon       FICO     Balance     LTV        LTV        Doc      Occupied
-----------------------------------------------------------------------------------------------------------------------------------
Y                       357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
-----------------------------------------------------------------------------------------------------------------------------------
Total:                  357  $144,726,381   100.00%      6.562%       675     $405,396     82.79%     92.61%    30.10%     98.01%
===================================================================================================================================



This material is for your information and we are not soliciting any action based upon it. This material is not to be construed as an offer to sell or the solicitation of any offer to buy any security in any jurisdiction where such an offer or solicitation would be illegal. This material is based on information that we consider reliable, but we do not represent that it is accurate or complete and it should not be relied upon as such. By accepting this material the recipient agrees that it will not distribute or provide the material to any other person. The information contained in this material may not pertain to any securities that will actually be sold. The information contained in this material may be based on assumptions regarding market conditions and other matters as reflected therein. We make no representations regarding the reasonableness of such assumptions or the likelihood that any of such assumptions will coincide with actual market conditions or events, and this material should not be relied upon for such purposes. We and our affiliates, officers, directors, partners and employees, including persons involved in the preparation or issuance of this material may, from time to time, have long or short positions in, and buy or sell, the securities mentioned herein or derivatives thereof (including options). Information contained in this material is current as of the date appearing on this material only and supersedes all prior information regarding such securities and assets. Any information in the material, whether regarding the assets backing any securities discussed herein or otherwise, will be superseded by the information included in the final prospectus for any securities actually sold to you and by any other information subsequently filed with the Securities and Exchange Commission ("SEC"). This material may be filed with the SEC and incorporated by reference into an effective registration statement previously filed with the SEC. Goldman, Sachs & Co. does not provide accounting, tax or legal advice. In addition, we mutually agree that, subject to applicable law, you may disclose any and all aspects of any potential transaction or structure described herein that are necessary to support any U.S. federal income tax benefits, without Goldman, Sachs & Co. imposing any limitation of any kind.